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                                                                   EXHIBIT 10.14

                                         April 17, 2007

Tailwind Financial Inc.
BCE Place, 181 Bay Street, Suite 2040
Toronto, Ontario, Canada M5J 2T3

        Re: INITIAL PUBLIC OFFERING

Ladies and Gentlemen:

        This letter is being delivered to you in accordance with the Underwriting Agreement (the "UNDERWRITING AGREEMENT") entered into by and between Tailwind Financial Inc., a Delaware corporation (the "COMPANY"), and Deutsche Bank Securities Inc. (the "UNDERWRITER"), relating to an underwritten initial public offering (the "IPO") of the Company's units (the "UNITS"), each Unit comprised of one share of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), and one warrant, which is exercisable for one share of Common Stock. Certain capitalized terms used herein are defined in paragraph 11 hereof.

        In order to induce the Company and the Underwriter to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company and the Underwriter as follows:

1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

2. In the event that the Company fails to consummate a Business Combination within eighteen (18) months from the effective date (the "EFFECTIVE DATE") of the Registration Statement (or twenty-four (24) months from the Effective Date under the circumstances described in the Registration Statement), the undersigned will take all reasonable actions within the undersigned's power to
(i) cause the Trust Account to be liquidated and distributed to the holders of IPO Shares in accordance with that Investment Management Trust Agreement to be entered into by and among the Company, Deutsche Bank Securities Inc. and American Stock Transfer & Trust Company, as Trustee; and (ii) cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to (x) any distribution of the Trust Account with respect to the undersigned's Insider Shares

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and Common Stock underlying the Private Placement Warrants in connection with a liquidation and (y) any remaining net assets of the Company after such liquidation.

3. Except as disclosed in the Registration Statement, none of the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to or in connection with the consummation of the Business Combination; PROVIDED THAT the undersigned shall be entitled to reimbursement from the Company for the undersigned's out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

4. None of the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept from the Company a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

5. The undersigned shall escrow (i) the undersigned's Insider Shares (if any) until the first anniversary of the consummation of the Business Combination and (ii) the undersigned's Private Placement Warrants (if any) and any shares of Common Stock issued upon exercise thereof until ninety (90) days after consummation of a Business Combination, in each case subject to the terms of a Securities Escrow Agreement which the Company will enter into with the undersigned and American Stock Transfer & Trust Company, as escrow agent, in form and substance acceptable to the Company.

6. The undersigned agrees to be a director of the Company and currently intends to serve until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's Questionnaire for Directors, Officers and Principal Stockholders furnished to the Company and attached hereto as EXHIBIT A and the biographical information in the Registration Statement is true and accurate in all respects and does not omit any material information with respect to the undersigned's background. The undersigned's NASD Questionnaire furnished to Deutsche Bank Securities Inc. and annexed as EXHIBIT B hereto is true and accurate in all respects. The undersigned represents and warrants that:

        6.1 the undersigned is not subject to, or a respondent in, any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

        6.2 the undersigned has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding;

        6.3 the undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked;

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        6.4     a petition under any federal bankruptcy laws or any state, territorial or provincial insolvency law was not filed by or against, nor was a receiver, fiscal agent or similar officer appointed by a court for the business or property of the undersigned, or for any partnership in which the undersigned was a general partner within the past two years, or for any corporation or business association of which the undersigned was an executive officer within the past two years;

        6.5 the undersigned has not been subject to any order prohibiting and is not subject to any legal proceeding seeking to prohibit him or her from engaging in any type of business practice;

        6.6 the undersigned has not been found by a court of competent jurisdiction in a civil action by the Securities and Exchange Commission or by any other federal, state, territorial or provincial administrative or regulatory authority to have violated any federal, state, territorial or provincial securities law; and

        6.7 the undersigned has not been found by a court of competent jurisdiction in a civil action by the Commodity Futures Trading Commission or by any other federal, state, territorial or provincial administrative or regulatory authority to have violated any federal, state, territorial or provincial commodities law.

7. The undersigned agrees that until the earlier of (i) the consummation of a Business Combination or the liquidation of the Company or (ii) such time as the undersigned ceases to be an officer or director of the Company, (X) the undersigned shall present to the Company for its consideration, prior to presentation to any other entity, any business opportunity which may reasonably be deemed appropriate for the Company based on the description in the Registration Statement of the Company's proposed business or which is required to be presented to the Company under Delaware law subject to any pre-existing fiduciary or contractual obligations the undersigned has and (Y) the undersigned shall not assist or participate with any other person or entity in the pursuit of or negotiation with respect to such business opportunity unless and until it receives written notice from the Company that the Company has determined not to pursue such business opportunity.

8. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to the Company and its legal representatives or agents (including any investigative search firm retained by the Company) any information he or it may have about the undersigned's background and finances ("INFORMATION"), provided that the Information is used solely to determine the truth and accuracy of the undersigned's representations hereunder and the disclosure in the Registration Statement and for no other purpose; provided further that the Company shall use all reasonable efforts to keep the Information confidential and shall not disclose the Information to any other person or entity without the prior written consent of the undersigned, unless such disclosure (i) is required by law or regulation or requested in connection with a judicial proceeding or governmental investigation or (ii) was disclosed in the Registration Statement. Neither the Company nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the

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undersigned hereby releases them from liability for any damage whatsoever in that connection.

9. This letter agreement shall be binding on the Company and the undersigned and the undersigned's respective successors, heirs, personal representatives and assigns. This letter agreement shall terminate on the earlier of (i) the date upon which the Business Combination is consummated and
(ii) the date upon which the liquidation and distribution of the Trust Account is completed, provided that the following Sections shall survive such termination: 3, 4, 5, 9, 10, 11, and 12.

10. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the Company and the undersigned hereby (i) agrees that any action, proceeding or claim against him or it arising out of or relating in any way to this letter agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, and (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

11.     As used herein:

        11.1 "AFFILIATE" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

        11.2 "BUSINESS COMBINATION" shall mean the Company's initial acquisition of one or more assets or operating businesses through a merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction or other similar business combination.

        11.3 "INSIDERS" shall mean all officers and directors of the Company immediately prior to the IPO and each of the following:

        Gordon A. McMillan
        Andrew A. McKay
        Robert Penteliuk
        Robert C. Hain
        Stephen T. Moore
        TFC Holdings Ltd.
        Parkwood Holdings Ltd.
        JovFunds Management Inc.

        11.4 "INSIDER SHARES" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO.

        11.5 "IPO SHARES" shall mean the shares of Common Stock comprising the Units issued in the Company's IPO.

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        11.6    "PRIVATE PLACEMENT WARRANT" shall mean up to 4,700,000 warrants of the Company purchased in a private placement prior to and subject to consummation of the IPO.

        11.7 "REGISTRATION STATEMENT" shall mean the registration statement filed by the Company on Form S-1 (No. 333-135790) with the Securities and Exchange Commission on July 14, 2006, and any amendment or supplement thereto, in connection with the IPO.

        11.8 "TRUST ACCOUNT" shall mean the trust account established with American Stock Transfer & Trust Company, the amounts therein to be released only in the event of either the consummation of a Business Combination or a liquidation of the Company except for up to $1,600,000 of interest earned (net of taxes) which will be released to the Company to fund a portion of their working capital expenses.

12. No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the undersigned and the Company.

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                                         Sincerely,

                                           /s/ Stephen T. Moore
                                         ---------------------------
                                         Name: Stephen T. Moore


Accepted and agreed:

TAILWIND FINANCIAL INC.

By: /s/ Andrew A. McKay
   -------------------------
Name: Andrew A. McKay
Title: President and Chief Executive Officer

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   EXHIBIT A: QUESTIONNAIRE FOR DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

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                          EXHIBIT B: NASD QUESTIONNAIRE